Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Norcraft Companies, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:
1) the Company’s Annual Report on Form 10-K for the period ending December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2) the information contained in the Company’s Annual Report on Form 10-K for the period ending December 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 31, 2015	/s/ Leigh Ginter
Leigh Ginter – Chief Financial Officer
(Chief Accounting Officer)

A signed original of this written statement, required by Section 906, has been provided to Norcraft Companies, Inc. and will be retained by Norcraft Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.